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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-17217

                               EQ ADVISORS TRUST

             SUPPLEMENT DATED SEPTEMBER 17, 1999 TO THE PROSPECTUS
                               DATED MAY 1, 1999


This Supplement updates certain information contained in the above-dated Prospectus of EQ Advisors Trust ("Trust") regarding the Trust and the Manager and Distributor of the Trust. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

The information provided below should replace that located in the "Overview", the section entitled "Management of the Trust" and the sub-section entitled "The Manager":

         EQ Financial Consultants, Inc. (EQFC"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. The Board of Trustees of the Trust has approved a transfer to Equitable Life Assurance Society of the United States ("Equitable") of the Trust's Management Agreement with EQFC. This transfer is expected to be completed on or about September 17, 1999. Upon completion of the transfer, Equitable will serve as the Manager of the Trust. However, until completion of the transfer, EQFC will continue to serve in that capacity. Equitable, 1290 Avenue of the Americas, New York, New York 10104 is the indirect corporate parent of EQFC. Both EQFC and Equitable are investment advisers registered under the Investment Advisers Act of 1940, as amended, and EQFC is a broker-dealer registered under the Securities Exchange Act of 1934, as amended.

The information provided below supplements the information located in the section entitled "Fund Distribution Arrangements" with respect to EQFC:

         On September 21, 1999, EQFC will be merged into a newly-formed entity, AXA Advisors, LLC, a Delaware limited liability company, but will remain an indirect subsidiary of AXA Financial, Inc. (formerly, The Equitable Companies Incorporated).